Exhibit 10.1

August 8, 2014

TPVG Variable Funding Company LLC

TriplePoint Venture Growth BDC Corp.

2755 Sand Hill Road, Suite 150

Menlo Park, California 94025

Attention: Sajal Srivastava

Re:                             Receivables Financing Agreement dated as of February 21, 2014 (as amended, waived or otherwise modified from time to time prior to the date hereof, the “Agreement”) by and among TPVG Variable Funding Company LLC, as borrower (“Borrower”), TriplePoint Venture Growth BDC Corp., as collateral manager (“Collateral Manager”) and as sole equityholder, Portfolio Financial Servicing Company, as backup collateral manager (“Backup Collateral Manager”), U.S. Bank National Association, as custodian (“Custodian”), the Agents from time to time party thereto, the Lenders from time to time party thereto, and Deutsche Bank AG, New York Branch, as administrative agent (“Administrative Agent”).

Dear Mr. Srivastava:

Reference is made to the Agreement.  Capitalized terms used but not specifically defined in this letter agreement shall have the meanings provided for such terms in the Agreement.

The Borrower and the Collateral Manager have requested that the Required Lenders, the Agents and the Administrative Agent agree to make certain amendments as set forth in this letter agreement and such parties have reviewed this request and wish to amend the Agreement as set forth herein.  In consideration of the covenants contained herein and other good and valuable consideration the receipt and sufficiency of which are acknowledged, the parties hereto agree as follows:

1.                                      Amendments to Agreement.  As of the date of this letter agreement, the following amendments are made to the Agreement:

a.              The definition of “Facility Amount” in Section 1.1 of the Agreement is hereby amended by deleting “$150,000,000” where such phrase appears therein and inserting “$200,000,000” in lieu thereof.

b.              The table in Annex II to the Agreement is hereby amended by deleting such table in its entirety and inserting the following table in lieu thereof:

Lender	Commitment

Deutsche Bank AG, New York Branch	$75,000,000

KeyBank Lender Finance	$70,000,000

EverBank Commercial Finance, Inc.	$35,000,000

AloStar Bank of Commerce	$20,000,000

2.                                      Conditions Precedent.  This letter agreement shall become effective upon the satisfaction of the following conditions (or until such conditions are waived in writing by the Administrative Agent in its sole discretion):

a.              the execution and delivery of this letter agreement by each party hereto; and

b.              the Administrative Agent shall have received the executed legal opinion or opinions of Otterbourg P.C., counsel to the Borrower, covering authorization and enforceability of this letter agreement in form and substance acceptable to the Administrative Agent in its reasonable discretion.

3.                                      The Borrower shall have paid a fully earned upfront upsize fee (a) to Keybank Lender Finance, an amount equal to the dollar equivalent of (i) $20,000,000 multiplied by (ii) 0.25% and (b) to EverBank Commercial Finance, Inc., an amount equal to the dollar equivalent of (i) $10,000,000 multiplied by (ii) 0.25% (clauses (a) and (b) of this paragraph 3, the “Upsize Fees”).  Such Upsize Fees are due and payable on the date of this amendment.

4.                                      Agreement in Full Force and Effect.  Except as specifically amended hereby, all of the terms and conditions of the Agreement shall remain in full force and effect.

5.                                      Representations.  Each of the Borrower and the Collateral Manager severally represents and warrants that all acts, filings and conditions required to be done and performed and to have happened (including, without limitation, the obtaining of necessary governmental approvals) precedent to the entering into of this letter agreement and making it the duly authorized, legal, valid and binding obligation of such party, enforceable in accordance with its terms, have been done, performed and have happened in due and strict compliance with all applicable laws.

6.                                      Miscellaneous.

(a)                                 This letter agreement may be executed in any number of counterparts, each of which, taken together, shall constitute one and the same agreement.

(b)                                 No amendment, modification or waiver of any provision of this letter agreement shall be effective without the written agreement of each of the parties hereto.  Any waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

(c)                                  This letter agreement shall become effective upon the Administrative Agent’s receipt of executed counterparts from each of the other parties hereto.

(d)                                 THIS LETTER AGREEMENT SHALL BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAW OF THE STATE OF NEW YORK WITHOUT REGARD TO ANY OTHERWISE APPLICABLE CONFLICT OF LAW PRINCIPLES (OTHER THAN SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW).

[Signature pages follow]

Very truly yours,

DEUTSCHE BANK AG, NEW YORK BRANCH, as Administrative Agent and Syndication Agent

By:	/s/ Michael Cheng
Name: Michael Cheng
Title: Director

By:	/s/ Amit Patel
Name: Amit Patel
Title: Director

Signature Page to Third Amendment to Receivables Financing Agreement

Accepted and Agreed:

TPVG VARIABLE FUNDING COMPANY LLC,
as Borrower

By:	/s/ Sajal K. Srivastava
Name: Sajal K. Srivastava
Title: President

TRIPLEPOINT VENTURE GROWTH BDC CORP.,
individually, as Collateral Manager and as Equityholder

By:	/s/ Sajal K. Srivastava
Name: Sajal K. Srivastava
Title: President

Signature Page to Third Amendment to Receivables Financing Agreement

GEMINI SECURITIZATION CORP., LLC, As Conduit Lender and as Uncommitted Lender

By:	/s/ David V. DeAngelis
Name: David V. DeAngelis
Title: Vice President

Signature Page to Third Amendment to Receivables Financing Agreement

DEUTSCHE BANK AG, NEW YORK BRANCH,
as Committed Lender and Agent

By:	/s/ Michael Cheng
Name: Michael Cheng
Title: Director

By:	/s/ Amit Patel
Name: Amit Patel
Title: Director

KEYBANK NATIONAL ASSOCIATION,
as Committed Lender and Agent

By:	/s/ Richard S. Andersen
Name: Richard S. Andersen
Title: Designated Signer

EVERBANK COMMERCIAL FINANCE, INC.,
as Committed Lender and Agent

By:	/s/ Christopher Tucker
Name: Christopher Tucker
Title: Managing Director

ALOSTAR BANK OF COMMERCE,
as Committed Lender and Agent

By:	/s/ Brent Layton
Name: Brent Layton
Title: Vice President

Signature Page to Third Amendment to Receivables Financing Agreement